UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.) Filed by the Registrant ☒ Filed by a Party other than the Registrant  ☐ Check the appropriate box:  ☐ Preliminary Proxy Statement  ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))  ☐ Definitive Proxy Statement  ☒ Definitive Additional Materials  ☐ Soliciting Material Pursuant to §240.14a-12 Simpson Manufacturing Co., Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): ☒ No fee required.  ☐ Fee paid previously with preliminary materials.  ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Vote Virtually at the Meeting* May 1, 2024 10:00 a.m., Pacific Daylight Time Virtually at: www.virtualshareholdermeeting.com/SSD2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V33254-P02566 SIMPSON MANUFACTURING CO., INC. 5956 W. LAS POSITAS BLVD. PLEASANTON, CA 94588 (THE “COMPANY”) SIMPSON MANUFACTURING CO., INC. 2024 Annual Meeting of Stockholders Vote by April 30, 2024 11:59 PM Eastern Daylight Time. For shares held in a Plan, vote by April 26, 2024 11:59 PM Eastern Daylight Time. You invested in SIMPSON MANUFACTURING CO., INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2024 Annual Meeting of Stockholders (“Annual Meeting”). This is an important notice regarding the availability of proxy material for the Annual Meeting to be held on May 1, 2024. Get informed before you vote View the Notice of Internet Availability of Proxy Materials, the Proxy Statement, the Annual Report and the Form 10-K of Simpson Manufacturing Co., Inc. online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 17, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V33255-P02566 1. Elect eight directors, each to hold office until the next annual meeting of the Company or until his or her successor has been duly elected and qualified: 1a. James S. Andrasick For 1b. Chau Banks For 1c. Felica Coney For 1d. Gary M. Cusumano For 1e. Philip E. Donaldson For 1f. Celeste Volz Ford For 1g. Kenneth D. Knight For 1h. Michael Olosky For 2. Approve, on an advisory basis, the compensation of the Company’s named executive officers. For 3. Approve an amendment to the Company’s Certificate of Incorporation to adopt provisions limiting the liability of certain officers as permitted by Delaware law. For 4. Ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2024. For NOTE: Unless otherwise specified, the proxy will be voted “For” the nominees listed above in proposal 1 as directors and “For” proposals 2, 3 and 4, and will be voted in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof.